                                                                    Exhibit 99.1


     CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                        (12 U.S.C. (S) 1350, AS ADOPTED)

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. (S) 1350, as adopted), Michael Rayden, President, Chief Executive Officer and Chairman of the Board of Directors of Too, Inc., hereby certifies that:

       1. The Company's Quarterly Report on Form 10-Q for the period ended November 2, 2002, to which this Certification is attached as
              Exhibit 99.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

       2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: December 13, 2002


                                          /s/ Michael Rayden
                                          ------------------------
                                          Michael Rayden
                                          President, Chief Executive Officer
                                          and Chairman of the Board of Directors

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